U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 8 2013

SafeCode Drug Technologies Corp

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

99-0362482
(Commission File No.)	(IRS Employer Identification No.)

c/o Joel Klopfer

6 Meever Hamiltah Street

Jerusalem 97761, Israel

(Address and telephone number of principal executive offices and place of business)

(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13ed-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURES OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS, APPOINTMENT OF PRINCIPAL OFFICERS

On April 8 2013, SafeCode Drug Technologies Corp accepted the resignation of Joel Klopfer as President, CEO and a director. There was no disagreement by Mr. Klopfer with the Company regarding its operations, policies or practices. Mr. Akiva Schonfled , has been appointed by the Board of Directors to also serve as the Company's interim CEO.

Item 9.01 Financial Statements and Exhibits.

(b) The following documents are filed as exhibits to this report on Form 8-K or incorporated by reference herein. Any document incorporated by reference is identified by a parenthetical reference to the SEC filing that included such document.

Exhibit No.	Description
17.1	Letter of Resignation of Joel Klopfer , dated April 8 2013 , filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

/s/  Akiva Shonfled

Director and Interim CEO

Dated: April 8 2013